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EXHIBIT 23.1

         CONSENT OF ARTHUR ANDERSEN LLP, INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 pertaining to the Stock Option Plan of our report dated April 25, 2001, with respect to the consolidated financial statements of Drexler Technology Corporation included in the Annual Report on Form 10-K for the year ended March 31, 2001.



                                                    /s/ ARTHUR ANDERSEN LLP
                                                    -----------------------

San Jose, California
October 11, 2001





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